Exhibit 4.15

EXHIBIT A

CERTIFICATE OF TRUST

OF

M&I CAPITAL TRUST B

THIS Certificate of Trust of M&I Capital Trust B (the “Trust”) is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. §3801 et seq.)(the “Act”).

1. Name. The name of the statutory trust formed hereby is M&I Capital Trust B.

2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

3. Effective Date. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate in accordance with Section 3811(a) of the Act.

THE BANK OF NEW YORK (DELAWARE)

By:	/s/ KRISTINE K. GULLO

Name:	Kristine K. Gullo
Title:	Assistant Vice President

EXHIBIT A

CERTIFICATE OF TRUST

OF

M&I CAPITAL TRUST C

THIS Certificate of Trust of M&I Capital Trust C (the “Trust”) is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. §3801 et seq.)(the “Act”).

1. Name. The name of the statutory trust formed hereby is M&I Capital Trust C.

2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

4. Effective Date. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate in accordance with Section 3811(a) of the Act.

THE BANK OF NEW YORK (DELAWARE)

By:	/s/ KRISTINE K. GULLO

Name:	Kristine K. Gullo
Title:	Assistant Vice President

EXHIBIT A

CERTIFICATE OF TRUST

OF

M&I CAPITAL TRUST D

THIS Certificate of Trust of M&I Capital Trust D (the “Trust”) is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. §3801 et seq.)(the “Act”).

1. Name. The name of the statutory trust formed hereby is M&I Capital Trust D.

2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

5. Effective Date. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate in accordance with Section 3811(a) of the Act.

THE BANK OF NEW YORK (DELAWARE)

By:	/s/ KRISTINE K. GULLO

Name:	Kristine K. Gullo
Title:	Assistant Vice President

EXHIBIT A

CERTIFICATE OF TRUST

OF

M&I CAPITAL TRUST E

THIS Certificate of Trust of M&I Capital Trust E (the “Trust”) is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. §3801 et seq.)(the “Act”).

1. Name. The name of the statutory trust formed hereby is M&I Capital Trust E.

2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

6. Effective Date. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate in accordance with Section 3811(a) of the Act.

THE BANK OF NEW YORK (DELAWARE)

By:	/s/ KRISTINE K. GULLO

Name:	Kristine K. Gullo
Title:	Assistant Vice President